    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 8, 1999
                                                             FILE NO. 333-______
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                                 LEUKOSITE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   04-3173859
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                      215 FIRST STREET, CAMBRIDGE, MA 02142
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                ---------------

                                 LEUKOSITE, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)



                         CHRISTOPHER K. MIRABELLI, PH.D.
                       Chairman of the Board of Directors,
                      President and Chief Executive Officer
                                 LEUKOSITE, INC.
                                215 First Street
                         Cambridge, Massachusetts 02142
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (617) 621-9350
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:

                            JUSTIN P. MORREALE, ESQ.
                               JULIO E. VEGA, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                              Boston, MA 02110-1726
                                 (617) 951-8000

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------
                                                  PROPOSED          PROPOSED
                                     AMOUNT       MAXIMUM           MAXIMUM          AMOUNT OF
              TITLE OF                TO BE    OFFERING PRICE      AGGREGATE       REGISTRATION
     SECURITIES TO BE REGISTERED   REGISTERED    PER SHARE     OFFERING PRICE (1)       FEE
---------------------------------------------------------------------------------------------------
 Common Stock,
 $.01 par value..................    450,000        N/A           $12,375,000        $3,440.25
 --------------------------------------------------------------------------------------------------

(1) The proposed maximum offering price has been estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee. It is not known how many shares will be purchased under the Plan or at what price such shares will be purchased. The estimate of the proposed maximum aggregate offering price has been calculated based on the offering of up to 450,000 shares at an exercise price of $27.50 per share, which is the average of the high and low prices of the Registrant's Common Stock as listed on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System on November 3, 1999.

                                     PART II

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by LeukoSite, Inc., a Delaware corporation (the "Company" or the "Registrant") in connection with the registration of 450,000 shares of common stock, par value $0.01 per share of the Company (the "Shares"), which shares are being registered as additional securities to the 2,125,000 shares of common stock, par value $0.01 per share of the Company which were previously registered on the Company's Form S-8 filed on May 14, 1998 (File No. 333-52647) (the "Prior Registration Statement"). Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statement are incorporated by reference herein.

ITEM 8.  EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:

         4.1 Restated Certificate of Incorporation of the Registrant. Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement Form S-1 (File No. 333-30213).

         4.2 Amended and Restated By-Laws of the Registrant. Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (File No. 333-30213).

         4.3 Amended and Restated 1993 Stock Option Plan of the Registrant. Incorporated by reference to Exhibit 10.23 to the Registrant's Registration Statement on Form S-1 (File No. 333-30213).

         5 Opinion of Bingham Dana LLP with respect to the legality of the shares being registered.

         23.1     Consent of Bingham Dana LLP (included in Exhibit 5).

         23.2     Consent of Arthur Andersen LLP.

         24 Power of Attorney (included in signature page to this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on this 8th day of November, 1999.

                                        LEUKOSITE, INC.


                                     By: /s/ Christopher K. Mirabelli
                                         ---------------------------------
                                         Christopher K. Mirabelli, Ph.D.
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Christopher K. Mirabelli and Augustine Lawlor and each of them severally, acting alone and without the other, his/her true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         SIGNATURE                                        TITLE                                 DATE
         ---------                                        -----                                 ----
/s/ Christopher K. Mirabelli        Chairman of the Board of Directors, President        November 8, 1999
-------------------------------     and Chief Executive Officer
Christopher K. Mirabelli, Ph.D.     (Principal Executive Officer)

/s/ Augustine Lawlor                Vice President,  Corporate  Development and Chief    November 8, 1999
-------------------------------     Financial Officer
    Augustine Lawlor                (Principal Financial and Accounting Officer)

/s/ Kate Bingham                    Director                                             November 8, 1999
-------------------------------
    Kate Bingham

/s/ James Cavanaugh                 Director                                             November 8, 1999
-------------------------------
    James Cavanaugh

/s/ Yasunori Kaneko                 Director                                             November 8, 1999
-------------------------------
    Yasunori Kaneko


/s/ Martin Peretz                   Director                                             November 8, 1999
-------------------------------
    Martin Peretz

/s/ Mark Skaletsky                  Director                                             November 8, 1999
-------------------------------
    Mark Skaletsky

/s/ Timothy A. Springer             Director                                             November 8, 1999
-------------------------------
    Timothy A. Springer

/s/ Christopher T. Walsh            Director                                             November 8, 1999
-------------------------------
    Christopher T. Walsh

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
  4.1    Restated Certificate of Incorporation of the Registrant.
         Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement Form S-1 (File No. 333-30213).

  4.2 Amended and Restated By-Laws of the Registrant. Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (File No. 333-30213).

  4.3 Amended and Restated 1993 Stock Option Plan of the Registrant. Incorporated by reference to Exhibit 10.23 to the Registrant's Registration Statement on Form S-1 (File No. 333-30213).

  5 Opinion of Bingham Dana LLP with respect to the legality of the shares being registered.

  23.1   Consent of Bingham Dana LLP (included in Exhibit 5).

  23.2   Consent of Arthur Andersen LLP.

  24 Power of Attorney (included in signature page to this Registration Statement).